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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): January 9, 2009

                                   PPOL, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)

       California                  000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

               1 City Boulevard West, Suite 820, Orange, California 92868
                 (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 7.01 AND 8.01 REGULATION FD DISCLOSURE AND OTHER EVENTS.

Richard H. Izumi, the current chief financial officer ("CFO"), secretary and a director of PPOL, Inc. (the "Company"), has announced that he intends to resign as the Company's CFO, secretary and as a director of the Company, effective on the morning following the Company's filing of its Forms 10-Q for the quarters ended June 30, September 30 and December 31, 2007, and the Company's filing of its Form 10-K for the fiscal year ended March 31, 2008. Subject to further discussions with the Company, Mr. Izumi has announced his intention, following his resignation, to serve as an independent consultant to the Company in connection with matters relating to the Company's annual meeting of shareholders, currently planned for February 10, 2009, in Tokyo, Japan, and, as previously reported, the Company's planned spin-off of its wholly-owned subsidiary, AJOL, Co., Ltd.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2009

                                       PPOL, INC.

                                       By: /s/ Richard H. Izumi
                                         -------------------------------------
                                         Richard H. Izumi,
                                         Chief Financial Officer and Secretary